UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 5, 2018 (October 4, 2018)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 – Securities and Trading Markets

Item 3.03     Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)

On October 4, 2018, Jeffrey R. Leeds retired from the Board of Directors (the "Board") of Brookdale Senior Living Inc. (the "Company") upon the expiration of his term as a Class III director at the conclusion of the Company's 2018 annual meeting of stockholders held on October 4, 2018 (the "Annual Meeting"). As previously disclosed, Mr. Leeds had provided notice to the Board that he would not be standing for re-election at the Annual Meeting. Mr. Leeds' retirement from the Board was not due to any disagreement with the Company, the Board or the management of the Company on any matter relating to the Company’s operations, policies, practices or otherwise.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

At the Annual Meeting, the Company's stockholders approved three amendments to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"). The Company filed a Certificate of Amendment (the "Certificate of Amendment") to the Certificate of Incorporation setting forth such amendments with the Secretary of State of the State of Delaware on October 4, 2018, which became effective on such date. The amendments set forth in the Certificate of Amendment:

•
Amended Article Twelve of the Certificate of Incorporation to provide that: (i) the Company's classified Board structure will be phased-out beginning at next year's annual meeting of stockholders such that all director nominees standing for election at or after the 2021 annual meeting of stockholders will be elected to hold office for a term of one year and until such director's successor is duly elected and qualified or until such director's earlier death, retirement, resignation or removal; (ii) directors elected at the 2018, 2019 and 2020 annual meetings of stockholders will hold office for a term of three, two and one years, respectively, in each case until his or her successor is duly elected and qualified or until such director's earlier death, retirement, resignation or removal; (iii) directors elected to fill any vacancy on the Board, or to fill newly created director positions resulting from an increase in the number of directors, before the 2021 annual meeting of stockholders would serve the remainder of the term for the class to which they are elected; and (iv) a director may be removed from office with or without cause beginning at the 2021 annual meeting of stockholders (i.e., once the Board is no longer classified) (the "Declassification Amendment");

•
Amended Article Twelve of the Certificate of Incorporation by eliminating the supermajority voting requirement such that a director may be removed from office by the affirmative vote of the holders of a majority of the voting power of the then issued and outstanding voting shares, but (i) only for cause while the Board remains classified and (ii) with or without cause once the Board is no longer classified (the "Director Removal Amendment"); and

•
Amended the Certificate of Incorporation to remove the provisions setting forth the rights, privileges and protections of certain affiliates of a former significant stockholder of the Company (the "Former Significant Stockholder") by deleting certain language relating to the Former Significant Stockholder in Article Seven, deleting Article Eight in its entirety, renumbering Article Nine through Article Fourteen as Article Eight through Article Thirteen, respectively, and making conforming cross reference changes in the Certificate of Incorporation (the "Former Significant Stockholder Amendment").

In connection with the Board's adoption of the Declassification Amendment and the Director Removal Amendment, the Board conditionally approved amendments to Section 2, Section 5 and Section 6 of Article III of the Company's Amended and Restated Bylaws (the "Bylaws") in order to conform the Bylaws to the changes that would be made to the Certificate of Incorporation by the Declassification Amendment and the Director Removal Amendment if they were approved by stockholders at the Annual Meeting. The Board approved the implementation of such amendments to the Bylaws by means of amending and restating the bylaws effective October 4, 2018 following the filing and effectiveness of the Certificate of Amendment (the "Amended and Restated Bylaws").

The foregoing descriptions of the Certificate of Amendment and the Amended and Restated Bylaws are only summaries thereof and are qualified in their entirety by reference to, and should be read in conjunction with, the full text of the Certificate of Amendment filed herewith as Exhibit 3.1 and the Amended and Restated Bylaws filed herewith as Exhibit 3.2, each of which is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its 2018 annual meeting of stockholders on October 4, 2018. Set forth below is information concerning each matter submitted to a vote at the Annual Meeting, including the final voting results. Each such matter is described in detail in the Company's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on August 21, 2018.

Proposal 1:    Stockholders elected Marcus E. Bromley, Rita Johnson-Mills and Denise W. Warren as Class III directors, to hold office for a term of three years and until their respective successors are duly elected and qualified. Each such nominee received a majority of votes cast in his or her election. The following votes were taken in connection with the election of directors at the Annual Meeting:

Director Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Marcus E. Bromley	118,311,602	22,051,672	15,446,850	11,757,686
Rita Johnson-Mills	118,814,129	21,648,883	15,347,112	11,757,686
Denise W. Warren	120,101,267	20,363,232	15,345,625	11,757,686

The terms of office of the following directors continued after the annual meeting: Frank M. Bumstead, Jackie M. Clegg, Lucinda M. Baier, James R. Seward and Lee S. Wielansky.

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,948,294	1,708,621	153,209	11,757,686

Proposal 3:    Stockholders approved the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for 2018. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,731,948	9,782,743	53,119	—

Proposal 4:    Stockholders approved the Declassification Amendment. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,065,527	6,659,980	84,617	11,757,686

Proposal 5:     Stockholders approved the Director Removal Amendment. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
155,293,924	479,416	36,784	11,757,686

Proposal 6: Stockholders approved the Former Significant Stockholder Amendment. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
155,591,747	164,862	53,515	11,757,686

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment dated October 4, 2018 to the Amended and Restated Certificate of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company dated October 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	October 5, 2018	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary

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